UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2016

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 4, 2016, Charles & Colvard, Ltd. (the “Company”) and Charles & Colvard Direct, LLC (“Direct”), a wholly-owned subsidiary of the Company, entered into an asset purchase agreement (the “Purchase Agreement”) with Yanbal USA, Inc. (“Yanbal”), pursuant to which Yanbal agreed to purchase certain assets of Direct (the “Transferred Assets”). The transactions contemplated by the Purchase Agreement also closed on March 4, 2016 (the “Closing Date”).

Pursuant to the terms of the Purchase Agreement, the Transferred Assets included, among other things, (i) an inventory credit to be used towards $250,000 in existing non-moissanite and moissanite inventory as of the Closing Date, consisting of Direct’s current jewelry offered under the “Lulu Avenue” trademarks, (ii) all existing marketing collateral such as packaging and catalogs for Direct’s current jewelry offered under the “Lulu Avenue” trademarks as of the Closing Date, (iii) certain assigned contracts, (iv) style advisor and customer lists, and (v) all intellectual property rights owned by the Company and Direct and used solely in connection with the operation of Direct’s direct-to-consumer home party business of the sale of fashion jewelry and related products and services in the United States, excluding the “Lulu Avenue” and “Love Knot” trademarks and other “Lulu Avenue” specific intellectual property such as the domain name www.luluavenue.com and all content located on such website (the “Lulu Intellectual Property”). The inventory credit and an exclusive, nontransferable license to use the Lulu Intellectual Property that was also granted to Yanbal on the Closing Date will expire on July 31, 2016. After the Closing Date, the Company and Direct may not engage in the direct-to-consumer home party business and may not solicit style advisors or customers of the direct-to-consumer home party business. The Company has also agreed to provide to Yanbal certain transition services.

The purchase price for the Transferred Assets was $500,000, and Yanbal assumed certain liabilities related to the Transferred Assets. The Purchase Agreement contains various representations, warranties, covenants, and indemnities that are customary for a transaction of this nature.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference. On March 8, 2016, the Company issued a press release announcing the entry into and closing under the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On February 4, 2016, the board of directors of the Company (the “Board”) made the strategic decision to explore a potential divestiture of the direct-to-consumer home party business operated through Direct. After careful analysis of the Company’s core competencies, go-to-market strategies, and intent to advance toward profitability, the management team and Board determined a divestiture of this distribution channel to be in both the Company’s and its shareholders’ best interests. On March 4, 2016, the Company and Direct entered into the Purchase Agreement and closed the sale of certain assets as described in Item 2.01 of this Form 8-K. The discussion in Item 2.01 is incorporated by reference into this Item 2.05.

In connection with the Company’s divestiture of the direct-to-consumer home party business, the Company expects to accrue total associated restructuring charges of approximately $254,000 to $263,000, primarily consisting of $89,000 to $98,000 of expenses related to employee severance and related benefit costs, approximately $80,000 of legal expenses, approximately $50,000 in consulting fees for facilitating the transaction, and other non-recurring expenses of $35,000 related to future events. The Company does not anticipate any impairment charges at this time on its remaining assets, including its inventory used in the direct-to-consumer home party business. The Company also anticipates any other non-recurring charges incurred to fully transition the distribution channel will be reimbursed to it by Yanbal. Of the anticipated total charges, the Company estimates all of these charges will be cash expenditures with approximately $75,000 to $76,000 of these costs expected to be paid in the first quarter of fiscal 2016, approximately $123,000 to $125,000 to be paid in the second quarter of fiscal 2016, approximately $48,000 to $53,000 to be paid in the third quarter of fiscal 2016, and $8,000 to $9,000 to be paid in the fourth quarter of fiscal 2016.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding the amount, type, and timing of the charges related to the divestiture of the direct-to-consumer home party business are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently. All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. The forward-looking statements included herein represent management’s current judgment and expectations, and actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors, including the risks and uncertainties described in our filings with the Securities and Exchange Commission, or the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Document

2.1	Asset Purchase Agreement, effective March 4, 2016, by and among Yanbal USA, Inc., Charles & Colvard, Ltd., and Charles & Colvard Direct, LLC.

2.2	List of Schedules Omitted from Asset Purchase Agreement included as Exhibit 2.1 above.

99.1	Press Release issued on March 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

March 8, 2016	By:	/s/ Kyle Macemore
Kyle Macemore Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document

2.1	Asset Purchase Agreement, effective March 4, 2016, by and among Yanbal USA, Inc., Charles & Colvard, Ltd., and Charles & Colvard Direct, LLC.

2.2	List of Schedules Omitted from Asset Purchase Agreement included as Exhibit 2.1 above.

99.1	Press Release issued on March 8, 2016.